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EXHIBIT 99.3a

                 CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Raytheon Company on Form S-3 (File No. 333-82529), Form S-4 (File No. 333-78219), and Form S-8 (File Nos. 333-56117 and 333-45629) relating to the financial statements of Raytheon Savings and Investment Plan For Puerto Rico Based Employees, which appears in this Form 10-K/A.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 27, 2000